                                                                   Exhibit 10.11


                               PETOPIA.COM, INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     This Common Stock Purchase Agreement (the "Agreement") is made as of July
                                                ---------
12, 1999, by and between Petopia.com, Inc., a Delaware corporation (the "Company"), and Brian Devine ("Purchaser"), an employee of PETCO Animal
 -------                       ---------
Supplies, Inc. ("Petco").
                 -----

     1.   Sale of Stock.  Subject to the terms and conditions of this
          -------------
Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 300,000 shares of the Company's Common Stock (the "Shares") at a purchase price of
                                           ------
$0.6375 per Share for a total purchase price of $191,250.00. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares. Upon payment therefor, such Shares will be duly and validly issued, fully paid and non-assessable.

     2.   Purchase.  The purchase and sale of the Shares under this Agreement
          --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement or at such other time and place as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                            -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by cash or check. If Purchaser pays for the Shares by executing a promissory note in favor of any third party, such note must be full recourse.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, all Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company and a Company right of first refusal, and Purchaser shall not transfer, assign, encumber or otherwise dispose of any Shares except pursuant to this Section 3 hereof. If the Purchaser transfers any Restricted Shares, then Section 3 shall apply to the Transferee to the same extent as to the Purchaser.

          (a)  Right of Repurchase.
               --------------------

               (i) Scope of Right of Repurchase. All Shares initially shall be subject to a right (but not an obligation) of repurchase by the Company, and Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares except pursuant to this Section 3 hereof.

               (ii) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable during the 60-day period following the date when the Purchaser's Service to Petco terminates for any reason.

               (iii) Repurchase Price. If the Company exercises the Right of Repurchase, it shall pay the Purchaser an amount equal to the Fair Market Value for each of the Restricted Shares being repurchased. The Company's rights under this Section 3 shall be freely assignable, in whole or in part. The term "Fair Market Value" shall mean the greatest of (A) the most recent valuation completed for the Company by an independent third party valuation firm, (B) the last sale by the Company of its Common Stock to an independent third party, and (C) the fair market value of the Common Stock as most recently determined by the Company's Board of Directors.

               (iv) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Purchaser prior to the expiration of the 60-day period specified in Subsection (a)(ii) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Purchaser the purchase price determined according to Subsection (a)(iii) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (a)(iv).

               (v) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

               (vi) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 2, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

               (vii) Termination of Right of Repurchase. The Right of Repurchase shall terminate upon the earliest to occur of: (A) the closing of a firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); (B) a sale of all or
                       --------------
substantially all of the assets of the Company or the merger or consolidation of the Company with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company, or the sale of the outstanding stock of the Company, as a result of which the stockholders of the Company immediately prior to such transaction hold less that fifty percent (50%) of the voting power of the surviving corporation; and (C) five (5) years from the date hereof.

          (b)  Right Of First Refusal.
               ----------------------

               (i) Right of First Refusal. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed transferee ("Transferee") and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares at the Fair Market Value of such Shares (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

               (ii) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Purchaser may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice).

               (iii) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 3 or into which such Shares thereby become convertible shall immediately be subject to this Section 3 Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 3.

               (iv) Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

               (v) Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that (i) Purchaser provides ten (10) business days prior written notice to the Company of his or her intent to so transfer the Shares and the Company provides written approval of such transfer to Purchaser, and (ii) the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 3 shall apply to the Transferee to the same extent as to the Purchaser.

               (vi) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     4.   Purchaser's Put Right.
          ---------------------

          (a) If (i) the Company's web site located at the URL of www.petopia.com (the "petopia.com Site") has not launched (defined as the date
---------------       ----------------
on which third party users are first able to access via the World Wide Web and execute electronic commerce transactions on the Company's petopia.com Site) by September 1, 1999, and (ii) PETCO Animal Supplies, Inc. exercises its Put Right under the terms of the Series C Preferred Stock Purchase Agreement dated as of even date herewith, the Company shall have the obligation to buy from Purchaser, and Purchaser has the obligation to sell, all but not less than all of the Common Stock held by Purchaser on such date for $191,250.00, the aggregate purchase price paid by Purchaser for the Shares (the "Purchaser Put Right").
                                                      -------------------
The Company and the Purchaser shall each have a period of ten (10) days after September 1, 1999 to elect to exercise its Purchaser Put Right by delivering written notice (the "Exercise Notice") to the other party stating its election
                     ---------------
to exercise such Purchaser Put Right. The Exercise Notice shall be delivered by overnight courier. Upon the exercise of the Purchaser Put Right by either party, Purchaser shall then promptly deliver to the

Company's executive offices to the attention of the Chief Financial Officer, the stock certificate(s) for the Common Stock to be repurchased by the Company, appropriately endorsed to the Company. The Exercise Notice, once delivered, shall be irrevocable. The Company shall send a check to Purchaser in the amount of the aggregate purchase price for the Common Stock within ten (10) business days after receipt of such stock certificate.

          (b) Upon the date of repayment by the Company to Purchaser of the full purchase price for the Common Stock, this Agreement shall terminate in full and Purchaser shall have no further rights under this Agreement or as a stockholder of the Company. Purchaser agrees to do such further acts and to execute, acknowledge and deliver such further documents or instruments necessary to effect the intent of this Section. This Purchaser Put Right (i) may be assigned by the Company; (ii) shall not be transferable by Purchaser; and (iii) shall be subject to and limited by all applicable federal and state securities and corporate laws and regulations.

     5.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          (b) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (c) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (d) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (e) Purchaser is familiar with the provision of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one year after the party has purchased and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (f) Purchaser further understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied.

          (g) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (h) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) Any legend required to be placed thereon by the California
                     Commissioner of Corporations and other applicable state securities laws.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of Petco, or a parent or subsidiary of Petco, to terminate Purchaser's employment, for any reason, with or without cause.

     8.   Market Standoff Agreement.  In connection with the initial public
          -------------------------
offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or underwriters managing any underwritten offering of the Company's securities, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     9.   Escrow of Shares.  For purposes of facilitating the enforcement of the
          ----------------
provisions hereof, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option and Right of First Refusal, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A
                                                                    ---------
executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable.

Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party), except that the Company agrees to pay all costs associated with obtaining a replacement certificate in the event the Purchaser's original certificate representing the Shares is lost while in the custody of the Secretary of the Company, or of the Secretary's designee. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     10.  Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns. The rights and benefits of this Agreement
               ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              PETOPIA.COM, INC.


                              By: /s/  David Fraze
                                  ------------------------------------

                              Title: Chief Financial Officer
                                     ---------------------------------

                              Address:
                                     357 Tehama Street
                                     San Francisco, CA 94103

     PURCHASER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH PETCO, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR PETCO'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.


                              PURCHASER:

                              Brian Devine


                              /s/ Brian Devine
                              --------------------------------
                              (Signature)

                              Address:
                              P.O. Box 1305
                              Rancho Santa Fe, CA 92067-1305


I, Sylvia K. Devine, spouse of Brian Devine, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                              /s/ Sylvia K. Devine
                              --------------------------------
                              Spouse of Brian Devine